                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                           -------------------------

                                   FORM 8-K


                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event report)         JANUARY 15, 1997


        The Money Store Inc. (as Representative under a Pooling and Servicing Agreement dated as of February 29, 1996 providing for the issuance of TMS SBA Loan-Backed Adjustable Rate Certificates, Series 1996-1, Class A and Class B), The Money Store Investment Corporation, The Money Store Commercial Mortgage Inc. and The Money Store of New York, Inc.



                             The Money Store, Inc.
================================================================================
            (Exact name of regristrant as specified in its charter)


                                33-98734
                                --------
        New Jersey              33-84492                      68-6127681
        ----------              --------                      ----------

        State or other         (Commission                   (IRS Employer
        jurisdiction of        File Number)                  ID Number)
        incorporation)


        2840 Morris Avenue, Union, New Jersey                      07083
        -----------------------------------------------------------------
        (Address of principal executive officer)


        Registrant's Telephone Number,
        including area code:                          908-686-2000
                                                      -------------------

                                      n/a
        -----------------------------------------------------------------
         (Former name or former address, if changed since last report)

        Item 5          Other Events
                        --------------------------------------

      Attached herein as Annex A is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the January 15, 1997 Remittance Date.

                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                        THE MONEY STORE INC.
                                        THE MONEY STORE INVESTMENT CORPORATION
                                        THE MONEY STORE COMMERCIAL MORTGAGE INC.
                                        THE MONEY STORE OF NEW YORK INC.




                                        By: \S\ Harry Puglisi
                                        ---------------------------------------
                                        Name:  Harry Puglisi
                                        Title:  Treasurer


Dated:         JANUARY 24, 1997

                            SERVICER'S  CERTIFICATE


     IN ACCORDANCE WITH SECTION 6.09 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF FEBRUARY 29, 1996, THE MONEY STORE INVESTMENT CORPORATION REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1996 - 1 FOR THE JANUARY 10, 1997 DETERMINATION DATE

1.  AVAILABLE FUNDS                                                                                           $5,539,147.32


2.  (A)  AGGREGATE CLASS A CERTIFICATE
            PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH                                                  88,385,840.06

     (B)  AGGREGATE CLASS B CERTIFICATE
            PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH                                                   6,652,697.64

     (C)  AGGREGATE POOL PRINCIPAL BALANCE
             AS REPORTED IN THE PRIOR MONTH                                                                   95,038,040.03

3.  PRINCIPAL PREPAYMENTS RECEIVED DURING
     DUE PERIOD
     (A)  NUMBER OF ACCOUNTS                                                                                             11

     (B)  DOLLARS                                                                                                437,684.36


4.  PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED
     BY CURTAILMENTS RECEIVED DURING THE DUE PERIOD                                                               79,029.20


5.  PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED
     BY ALL EXCESS AND MONTHLY PAYMENTS IN RESPECT OF
     PRINCIPAL RECEIVED DURING THE DUE PERIOD                                                                    213,731.33


6.  AGGREGATE AMOUNT OF INTEREST RECEIVED NET OF THE AGENT
     OF THE SBA's FEE, PREMIUM PROTECTION FEE, ADDITIONAL FEE
     AND PORTION PAYABLE TO REGISTERED HOLDERS                                                                 1,185,791.54


7.  (A)  AMOUNT OF MONTHLY ADVANCE                                                                                        0

    (B)  AMOUNT OF COMPENSATING INTEREST                                                                           1,183.04


8.  DELINQUENCY AND FORECLOSURE INFORMATION
                            (SEE  EXHIBIT  K)


9.  PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED BY
     REALIZED LOSSES ON A LIQUIDATED  LOAN                                               0.00


10.  (A)  CLASS A INTEREST DISTRIBUTION  AMOUNT:
              (i)   ACCRUED INTEREST                                    456,660.30
              (ii)  SHORTFALL, IF ANY, ON A PRECEDING
                     REMITTANCE  DATE  PLUS  INTEREST                         0.00
             (iii)  CLASS A INTEREST DISTRIBUTION AMOUNT
                     ADJUSTMENT                                            (881.06)
        ADJUSTED CLASS A INTEREST DISTRIBUTION AMOUNT                              455,779.24
                                                                                   4.90085204
       (B)  CLASS B INTEREST DISTRIBUTION  AMOUNT:
              (i)   ACCRUED INTEREST                                     37,421.40
              (ii)  SHORTFALL, IF ANY, ON A PRECEDING
                     REMITTANCE  DATE  PLUS  INTEREST                         0.00
             (iii)  CLASS B INTEREST DISTRIBUTION AMOUNT
                     ADJUSTMENT                                             (72.16)
        ADJUSTED CLASS B INTEREST DISTRIBUTION AMOUNT                               37,349.24
                                                                                   5.33560571
      (C)  CLASS A PRINCIPAL DISTRIBUTION  AMOUNT:
              (i)   UNGUARANTEED PERCENTAGE OF PAYMENTS
                     AND OTHER RECOVERIES OF PRINCIPAL                  679,313.75
              (ii)  PRINCIPAL PORTION OF THE UNGUARANTEED
                     INTEREST PURCHASED FOR BREACH OF
                     WARRANTY AND RECEIVED BY THE TRUSTEE                     0.00
             (iii)  SUBSTITUTION  ADJUSTMENTS                                 0.00
             (iv)  UNGUARANTEED PERCENTAGE OF
                     LOSSES THAT WERE LIQUIDATED                              0.00
              (v)  UNGUARANTEED PERCENTAGE OF SBA LOAN
                     DELINQUENT 24 MONTHS OR
                     UNCOLLECTIBLE                                            0.00
             (vi)  RECALCULATED PRINCIPAL ADJUSTMENT                      7,430.72
       TOTAL CLASS A PRINCIPAL DISTRIBUTION AMOUNT                                 686,744.47
                                                                                   7.38434914
       (D)  CLASS B PRINCIPAL DISTRIBUTION AMOUNT:
              (i)   UNGUARANTEED PERCENTAGE OF PAYMENTS
                     AND OTHER RECOVERIES OF PRINCIPAL                   51,131.14
              (ii)  PRINCIPAL PORTION OF THE UNGUARANTEED
                     INTEREST PURCHASED FOR BREACH OF
                     WARRANTY AND RECEIVED BY THE TRUSTEE                     0.00
             (iii)  SUBSTITUTION  ADJUSTMENTS                                 0.00
             (iv)  UNGUARANTEED PERCENTAGE OF
                     LOSSES THAT WERE LIQUIDATED                              0.00
              (v)  UNGUARANTEED PERCENTAGE OF SBA LOAN
                     DELINQUENT 24 MONTHS OR
                     UNCOLLECTIBLE                                            0.00
             (vi)  RECALCULATED PRINCIPAL ADJUSTMENT                        559.30
        TOTAL CLASS B PRINCIPAL DISTRIBUTION  AMOUNT                                51,690.44
                                                                                   7.38434857

11.  (A)  AMOUNT AVAILABLE IN THE SPREAD ACCOUNT
              IN CASH AND FROM LIQUIDATION OF
              PERMITTED  INSTRUMENTS                                              ***********

       (B)  TRANSFER FROM SPREAD ACCOUNT TO CERTIFICATE
               ACCOUNT PURSUANT TO SECTION 6.02(b)(i)                                    0.00

12.  (A)  AGGREGATE CLASS A CERTIFICATE PRINCIPAL
              BALANCE AFTER DISTRIBUTIONS TO BE MADE
              ON THE REMITTANCE DATE                           87,699,095.59
                                                                943.00102785
       (B)  AGGREGATE CLASS B CERTIFICATE PRINCIPAL
              BALANCE AFTER DISTRIBUTIONS TO BE MADE
              ON THE REMITTANCE DATE                            6,601,007.20
                                                                943.00102857
       (C)  POOL PRINCIPAL BALANCE AFTER  DISTRIBUTIONS
               TO BE MADE ON THE REMITTANCE DATE               94,299,605.12
                                                                942.99605120

13.  (A)  EXCESS SPREAD                                           248,389.88

       (B)  EXTRA INTEREST                                        296,320.80

       (C)  SPREAD ACCOUNT BALANCE                              3,854,370.36

       (D)  SPECIFIED SPREAD ACCOUNT REQUIREMENT                3,855,145.08


14.  (A)  WEIGHTED AVERAGE MATURITY                                  229.930

       (B)  WEIGHTED AVERAGE SBA LOAN INTEREST RATE                  10.427%


15.  (A)  SERVICING FEE FOR THE RELATED DUE PERIOD                113,648.74

        (B)  PREMIUM PROTECTION FEE FOR THE RELATED
               DUE PERIOD                                         125,800.75

       (C)  AMOUNTS TO BE DEPOSITED TO THE EXPENSE
               ACCOUNT                                              4,751.90


16.  AMOUNT OF REIMBURSEMENTS PURSUANT TO:
       (A)  SECTION  5.04 (b)                                           0.00

       (B)  SECTION  5.04 (c)                                           0.00

       (C)  SECTION  5.04 (d)(ii)                                       0.00

       (D)  SECTION  5.04 (e)                                           0.00

       (E)  SECTION  5.04 (f)                                     112,679.21


17.  (A)  CLASS A REMITTANCE RATE                                     6.200%

       (B)  CLASS B REMITTANCE RATE                                   6.750%

18.  OTHER INFORMATION AS REQUESTED                                     0.00

I, Harry Puglisi, Treasurer, represent that The Money Store Investment Corporation complied with section 6.09 of the Pooling and Servicing Agreement dated March 29, 1996 pertaining to Series 1996 - 1 in preparing the accompanying Servicer's Certificate.


THE MONEY STORE INVESTMENT CORPORATION







        By: \S\ Harry Puglisi
       --------------
        HARRY PUGLISI
        TREASURER